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Quarterly Report for the Period ending 9/30/2000

October 25, 2000

Dear Fellow Ultra-Small Company Shareholder,

We churned out a stellar 9.4% return in the September quarter. I am quite pleased.

Our quarterly return approaches the 11% average annual return of the broader stock market over the last seven decades. We beat our primary market benchmark (the CRSP Index of similar size companies) by nine percent and the Russell 2000 Index of small companies by more than eight percent. Our Portfolio ranked 14th of 63 "micro-cap" funds in the quarter, 19th of 63 funds over the last year, and 3rd of 28 over the last five years based on data from Morningstar. Relative to all small-cap funds, we ranked 54th of 753 (quarter), 171st of 723 (one-year), and 63rd of 319 (five-year). Our tiny company size focus helped us in the last quarter and year, but hurt us (relative to other funds) in the five-year period before that.

Performance Summary

TRANSLATION: Finally, investing in small companies (relative to the large ones) is starting to pay off.

The table below presents our September quarter, one-year, five-year and life-to-date financial results according to the formula required by the SEC.


                                            September Qtr.      1 Year          5 Year       Life-to-Date
                                               7/1/00          10/1/99         10/1/95         8/5/94
                                            to 9/30/00(4)     to 9/30/00    to 9/30/00(5)    to 9/30/00(5)
                                            --------------     ----------   -------------    -------------
      Ultra-Small Company Portfolio              9.4%            53.9%         21.8%           22.0%
      Lipper Small-Cap Stock Funds(1)            3.4%            43.0%         15.1%           18.3%
      Russell 2000 (small companies)(2)          1.1%            23.4%         12.4%           14.7%
      CRSP Cap-Based Portfolio 10 Index(3)       0.0%            27.9%         11.1%           14.3%

      (1) The Lipper Small-Cap Stock Funds is an index of small-company funds compiled by Lipper Analytical Service, Inc. (2) The Russell 2000 Index is an unmanaged index of small companies (with dividends reinvested). It is the most widely tracked index among small company funds, but it is comprised of companies roughly 10 times larger than those of the CRSP Index and the Bridgeway Ultra-Small Company Portfolio. (3) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of roughly 2000 of the smallest publicly traded U.S. stocks (with dividends reinvested) as reported by the Center for Research on Security Prices. (4) Periods less than one year are not annualized. (5) Periods longer than one year are annualized. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance

TRANSLATION: Our top-performing stocks spanned a number of industries and most sectors of the economy. This was a "stock picker's" quarter, and our models passed the test.

Fifteen of our companies appreciated more than 50% in the September quarter. What is most remarkable is that these companies represent twelve different and disparate industries.

While most smaller Internet company stock prices got "slammed" in the quarter (including one on our biggest declining list below), Worldport Communications nearly tripled in price. The company sold substantially all of its global telecommunications carrier business and is focused on becoming the European provider of complex and custom web-hosting services. This seems like a rather risky strategic shift to me, but the models like the company, so I've enjoyed the ride--so far.


           Rank   Description                          Industry                       % Gain
           ----   -----------                          --------                      --------
             1    Worldport Communications Inc.        Internet                       194.9%
             2    Amsurg Corp.                         Healthcare-Services            160.5%

             3    Bell Microproducts Inc.              Distribution/Wholesale         155.1%
             4    ASI Solutions Inc.                   Commercial Services            122.4%
             5    North American Scientific            Healthcare-Products             77.0%
             6    Ashworth Inc.                        Apparel                         76.2%
             7    Meritage Corporation                 Home Builders                   70.8%
             8    Engle Homes Inc.                     Home Builders                   62.7%
             9    KCS Energy Inc.                      Oil & Gas Producers             59.1%
            10    Christopher & Banks Corporation      Retail                          59.0%
            11    Foilmark Inc.                        Machinery-Diversified           56.9%
            12    McNaughton Apparel Group Inc.        Apparel                         56.0%
            13    TRC Cos. Inc.                        Environmental Control           54.3%
            14    Gadzooks Inc.                        Retail                          54.0%
            15    Meridian Medical Technology Inc.     Pharmaceuticals                 53.3%

The list below provides a nice case study about things that can go wrong with a company. Unify was a company that made a lot of money for us in 1999. We purchased a large number of shares at an average price of $5.44 (split adjusted). Fortunately, we had sold over three-quarters of our original shares at an average price of $31.81 between November and February. Unfortunately, the remaining shares, as well as some additional shares we purchased at an average price of $1.03 are all "under water." So what happened to make such a wild ride? The company announced a need to restate earnings this summer, the CEO suffered a heart attack, and the stock has been de-listed pending new financial statements. The company announced that it would file new financial statements by October 31 and then missed the deadline. With ultra-small stocks, when things get bad, they can get really bad. We think this one will either make us quite a bit more money--or will go out of business altogether.

Here's the full list of our poorest performing stocks for the quarter:


           Rank   Description                          Industry                      % Gain
           ----   -----------                          --------                      -------
            1     PC Service Source Inc.               Distribution/Wholesale         -93.3%
            2     Transcoastal Marine Services         Commercial Services            -84.0%
            3     Vari-L Company Inc.                  Telecommunications             -78.5%
            4     Unify Corp.                          Software                       -72.4%
            5     Inspire Insurance Solutions Inc.     Software                       -62.5%
            6     Home Products International Inc.     Household Products/Wares       -59.7%
            7     CD&L Inc.                            Transportation                 -58.3%

Top Ten Holdings

The following list will give you a flavor for the diversity of our Portfolio. Our top ten holdings represent seven different industries. Christopher & Banks came to represent 9.2% of the Portfolio through very strong appreciation (see #10 on the top-performing list above). This was after we trimmed the position back in late August and then again in September. Feels like trimming kudzu.

Here are the top ten:

                                                                                      Percent of
           Rank   Description                            Industry                     Net Assets
           ----   -----------                            --------                     ----------

            1     Christopher & Banks Corporation        Retail                           9.2%
            2     SCP Pool Corp.                         Distribution/Wholesale           3.9%
            3     Bell Microproducts Inc.                Distribution/Wholesale           3.1%
            4     HOT Topic Inc.                         Retail                           2.7%
            5     TTI Team Telecom International Ltd.    Telecommunications               2.7%
            6     Aaon Inc.                              Building Materials               2.7%
            7     Bellwether Exploration Co.             Oil & Gas Producers              2.6%
            8     Green Mountain Coffee Inc.             Food                             2.5%
            9     Gadzooks Inc.                          Retail                           2.3%
           10     McNaughton Apparel Group Inc.          Apparel                          2.2%
                                                                                         -----
                    Total                                                                33.7%

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Disclaimer

The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, September 30, 2000; security positions can and do change thereafter.

Investment Philosophy:  "Don't Look"

TRANSLATION: When thinking about the stock market, one of my long-held rules of thumb is "if it doesn't affect a decision I will make, I don't look." This saves me a lot of time and helps me focus on the important aspects of my job, like seeking to discover the next great company.

The industry rule of thumb: track your investments and the stock market closely so you will know when to bail out or add more. Unless you are a new shareholder, you probably know that Bridgeway doesn't believe in market timing. Most of the TV programming and evening news reports about the market are just so much entertainment. It's probably the worst place to go to gather information you might use in making an investment decision. When people ask me what the market is going to do (in the next week, month, or year), I usually ask, "Why do you care?"

That may seem like an unusual non-answer to a question that affects the account value of each shareholder and the revenues of our firm. But as a contrarian, if I had to make an investment decision based on a news story, I'd do the opposite of whatever is being suggested. Better yet, I'd simply get a long-term plan, put it in place, and ignore the "noise." The people who have made the most money with our portfolios are the ones who made an early investment and just let it ride. A friend of mine, who is not a wealthy man, was the first shareholder on the date of inception. Each $1,000 he invested on August 5, 1994 was worth $3,400 at the end of September. That's nice appreciation, but it still doesn't answer the relevant question, which is, "How much will it be worth on the day he retires and needs to start spending it?" That's the only really relevant question, because the account values in between are "just so much noise." (A side note on my friend: Yes, he is significantly wealthier "on paper" than when he started. From a broader standpoint, he is actually an incredibly wealthy man; you just can't measure it in dollars.)

Since Bridgeway's position is that predicting the market is a fruitless exercise, my rule of thumb: if it doesn't affect a decision you make, don't look. Most investors waste a lot of time tracking historical events that cannot be used to make good current decisions. I frequently go home without knowing if the market was up or down that day. There are three computer screens in my office and none of them carry the market indexes. I seek market information at three times: 1) when I am helping work a trade, 2) when I review fund accounting statements, and 3) when I review fund performance, for example, for this letter. In a more ideal world, I would only look quarterly or annually.

So if you find yourself looking up our net asset value in the paper every day and getting nervous, think about whether our rule of thumb would work for you. It would thrill me to think that one shareholder read this, put the newspaper (or this letter!) down, and spent the extra time with their child, parent, or friend.

How does a Growth Fund Become a Value Fund?

Please note: This section doesn't have to do with the Ultra-Small Company Portfolio directly. The purpose of this section is simply to indicate one reason that I think the outlook for this "value slanted" Portfolio is strong. In addition, it highlights some interesting "shifting ground" within the mutual fund and investment industries.

TRANSLATION: Answer to the question above: When everyone else dumps value stocks to buy even faster growing growth stocks. The market has been so enamored with growth stocks over the last three years that my intuition (and in this case, also my models) say it is a good time to make sure you have some exposure to cheaper "value" stocks.

After more than five years (1994 through mid 1999) of the most dramatic appreciation of large company stocks relative to small ones in the last seven decades, large company stocks as a group are very pricey.

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Very small company stocks, on the other hand, still appear quite cheap by most benchmarks of value. For example, the average PE (price to earnings ratio) of the S&P 500 Index of large companies is 35, almost twice that of Bridgeway Ultra-Small Company Portfolio.

Not long ago, we got a call from a prospective shareholder about our Ultra-Large 35 Index Portfolio. The caller wanted to know why Morningstar listed the fund as a value fund. With a PE of 36 and a three-year earnings growth rate of 18.5% on June 30, I considered this portfolio to be much more of a growth fund than value fund on an absolute basis. I was puzzled. Morningstar had previously listed it as a "blend" fund, which I thought was accurate since it does own both growth and value companies. It looked plenty expensive to me. After looking into it, I discovered that while the Ultra-Large 35 Index Portfolio had "stayed still," that is, held the same stocks as previously, more and more portfolio managers had "thrown in the towel" on value stocks and joined the growth bandwagon, which had dominated for several years. Since Morningstar's designation is relative to other funds, the Ultra-Large 35 Index Portfolio actually showed up in their rankings as a value fund. This caused me to ask the question, "When is a value fund (according to Morningstar) really a growth fund (based on classical benchmarks)?"

As a contrarian, this just looks like one more shred of evidence supporting the view that now might be a good time to own some cheaper value stocks.

Value Investing Makes a Comeback?

TRANSLATION: More evidence that cheaper valued ("value") stocks might be the place to have some of your holdings: They lead the pack among U.S. companies year-to-date. We think they still have quite a way to go (relative to more pricey large stocks). We'll see.

The table below presents rather dramatically the recent comeback of value-oriented small stocks. The market leaders for the last few years were the largest, fastest growing stocks. This year, most of them have been "under water," while the cheapest-valued small stocks are performing nicely. I think this bodes well for our Portfolio. We'll see. The following table presents recent year-to-date total return of funds by category, according to Morningstar.

                                       Value ------------ Growth
                  Large
                                ------------------------------------
                   |              1.6%    |     -3.4%     |   -7.0%
                   |            ------------------------------------
                   |             10.0%    |     10.1%     |      0%
                   |            ------------------------------------
                   |             13.0%    |      6.9%     |    1.1%
                                ------------------------------------
                  Small

Conclusion

As always, we appreciate your feedback. We take it seriously and discuss it at our weekly staff meetings. As a result of a recent shareholder suggestion, we are adding a line at the top of page one to let you know if this is an annual, semi-annual, or quarterly report and for what time period. Please keep your ideas coming.

Sincerely,

/s/ John Montgomery

John Montgomery


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